SECTION 19(a) NOTICE

Hartford, CT, July 20, 2017 — Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on July 13, 2017 (ex-date July 11, 2017).

The following table sets forth the estimated amounts of the current distribution, payable July 20, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	June 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.054	47.5%	$0.269	39.7%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	0.023	20.1%	0.179	26.5%
Net Realized Long-Term Capital Gains	0.036	32.4%	0.222	32.7%
Return of Capital (or other Capital Source)	—	0.0%	0.008	1.1%

Total Distribution	$0.113	100.0%	$0.678	100.0%

(1)	YTD January 11, 2017 to January 9, 2018. (The distribution paid on January 10, 2017 was reportable for tax on Form 1099 in 2016)

June 30, 2017
Average Annual Total Return on NAV for the 5-year period ended this quarter (2)	7.98%
Current Fiscal YTD Annualized Distribution Rate (3)	10.55%
YTD Cumulative Total Return on NAV (4)	11.36%
YTD Cumulative Distribution Rate (5)	5.27%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate (excluding the supplemental gain) annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For more information on Virtus Global Dividend & Income Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92835W107

# # #

SECTION 19(a) NOTICE

Hartford, CT, August 18, 2017 — Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on August 11, 2017 (ex-date August 9, 2017).

The following table sets forth the estimated amounts of the current distribution, payable August 18, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	July 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.012	10.1%	$0.282	35.6%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	0.066	58.7%	0.252	31.9%
Net Realized Long-Term Capital Gains	0.035	31.2%	0.257	32.5%
Return of Capital (or other Capital Source)	—	0.0%	—	0.0%

Total Distribution	$0.113	100.0%	$0.791	100.0%

(1)	YTD January 11, 2017 to January 9, 2018. (The distribution paid on January 10, 2017 was reportable for tax on Form 1099 in 2016)

July 31, 2017
Average Annual Total Return on NAV for the 5-year period ended this quarter (2)	7.90%
Current Fiscal YTD Annualized Distribution Rate (3)	10.56%
YTD Cumulative Total Return on NAV (4)	12.07%
YTD Cumulative Distribution Rate (5)	6.16%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate (excluding the supplemental gain) annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For more information on Virtus Global Dividend & Income Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92835W107

# # #

SECTION 19(a) NOTICE

Hartford, CT, September 18, 2017 — Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on September 11, 2017 (ex-date September 8, 2017).

The following table sets forth the estimated amounts of the current distribution, payable September 18, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	August 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.028	24.7%	$0.310	34.3%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	0.026	22.6%	0.278	30.8%
Net Realized Long-Term Capital Gains	0.052	46.3%	0.309	34.1%
Return of Capital (or other Capital Source)	0.007	6.4%	0.007	0.8%

Total Distribution	$0.113	100.0%	$0.904	100.0%

(1)	YTD January 11, 2017 to January 9, 2018. (The distribution paid on January 10, 2017 was reportable for tax on Form 1099 in 2016)

August 31, 2017
Average Annual Total Return on NAV for the 5-year period ended this quarter (2)	7.83%
Current Fiscal YTD Annualized Distribution Rate (3)	10.60%
YTD Cumulative Total Return on NAV (4)	12.64%
YTD Cumulative Distribution Rate (5)	7.07%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate (excluding the supplemental gain) annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For more information on Virtus Global Dividend & Income Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92835W107

# # #

SECTION 19(a) NOTICE

Hartford, CT, October 19, 2017 — Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on October 12, 2017 (ex-date October 11, 2017).

The following table sets forth the estimated amounts of the current distribution, payable October 19, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	September 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.045	39.7%	$0.355	34.9%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	0.020	17.6%	0.298	29.3%
Net Realized Long-Term Capital Gains	0.024	21.3%	0.333	32.8%
Return of Capital (or other Capital Source)	0.024	21.4%	0.031	3.0%

Total Distribution	$0.113	100.0%	$1.017	100.0%

(1)	YTD January 11, 2017 to January 9, 2018. (The distribution paid on January 10, 2017 was reportable for tax on Form 1099 in 2016)

September 29, 2017
Average Annual Total Return on NAV for the 5-year period ended this quarter (2)	7.87%
Current Fiscal YTD Annualized Distribution Rate (3)	10.49%
YTD Cumulative Total Return on NAV (4)	14.88%
YTD Cumulative Distribution Rate (5)	7.87%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate (excluding the supplemental gain) annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For more information on Virtus Global Dividend & Income Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92835W107

# # #

SECTION 19(a) NOTICE

Hartford, CT, November 20, 2017 — Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on November 13, 2017 (ex-date November 10, 2017).

The following table sets forth the estimated amounts of the current distribution, payable November 20, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	October 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.016	14.6%	$0.372	32.9%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	0.016	14.0%	0.315	27.8%
Net Realized Long-Term Capital Gains	—	0.0%	0.295	26.2%
Return of Capital (or other Capital Source)	0.081	71.4%	0.148	13.1%

Total Distribution	$0.113	100.0%	$1.130	100.0%

(1)	YTD January 11, 2017 to January 9, 2018. (The distribution paid on January 10, 2017 was reportable for tax on Form 1099 in 2016)

October 31, 2017
Average Annual Total Return on NAV for the 5-year period ended this quarter (2)	8.23%
Current Fiscal YTD Annualized Distribution Rate (3)	10.54%
YTD Cumulative Total Return on NAV (4)	15.35%
YTD Cumulative Distribution Rate (5)	8.78%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate (excluding the supplemental gain) annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For more information on Virtus Global Dividend & Income Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92835W107

# # #

SECTION 19(a) NOTICE

Hartford, CT, December 18, 2017 — Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on December 11, 2017 (ex-date December 8, 2017).

The following table sets forth the estimated amounts of the current distribution, payable December 18, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	November 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.036	31.5%	$0.407	32.8%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	0.275	22.2%
Net Realized Long-Term Capital Gains	—	0.0%	0.247	19.8%
Return of Capital (or other Capital Source)	0.077	68.5%	0.314	25.2%

Total Distribution	$0.113	100.0%	$1.243	100.0%

(1)	YTD January 11, 2017 to January 9, 2018. (The distribution paid on January 10, 2017 was reportable for tax on Form 1099 in 2016)

November 30, 2017
Average Annual Total Return on NAV for the 5-year period ended this quarter (2)	8.18%
Current Fiscal YTD Annualized Distribution Rate (3)	10.59%
YTD Cumulative Total Return on NAV (4)	15.82%
YTD Cumulative Distribution Rate (5)	9.70%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate (excluding the supplemental gain) annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For more information on Virtus Global Dividend & Income Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92835W107

# # #